SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                  Commission Only (as
[X]  Definitive Proxy Statement                   permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                             LOWE'S COMPANIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]     Fee paid previously with preliminary materials:

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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:

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

                             LOWE'S COMPANIES, INC.

                  --------------------------------------------

                                   Notice of
                                 Annual Meeting
                                       and
                                Proxy Statement

                  --------------------------------------------



                                      2004



                                     LOWE'S
                                 [LOGO OMITTED]

-------------------------------------------------------------
Corporate Offices           1000 Lowe's Boulevard
                            Mooresville, North Carolina 28117
-------------------------------------------------------------
                                                                      LOWE'S
                                                                    COMPANIES,
                                                                       INC.

April 16, 2004


TO LOWE'S SHAREHOLDERS:

     It is my pleasure to invite you to the 2004 Annual Meeting to be held at The Park Hotel located at 2200 Rexford Road, Charlotte, North Carolina, on Friday, May 28, 2004 at 10:00 a.m. Directions to The Park Hotel are printed on the back of the Proxy Statement.

     We intend to broadcast the meeting live on the Internet. To participate, visit Lowe's website (www.Lowes.com/investor). A link to the webcast will be posted a few days before the May 28th meeting. An archived replay will also be available beginning approximately three hours after the conclusion of the meeting and running until June 4, 2004.

     The formal Notice of Annual Meeting and Proxy Statement are enclosed with this letter. The Proxy Statement tells you about the agenda and the procedures for the meeting. It also describes how the Company's Board of Directors operates and gives certain information about the Company. There are two items of business, as described in detail in the Proxy Statement; so your vote by proxy or in person at the meeting is important. I look forward to reporting on Fiscal Year 2003, as well as commenting on the results of our first Fiscal Quarter of 2004.

Yours cordially,



/s/ ROBERT L. TILLMAN
---------------------------
Robert L. Tillman
Chairman of the Board
and Chief Executive Officer

                         ------------------------------
                                    Notice of
                         Annual Meeting of Shareholders
                            of Lowe's Companies, Inc.
                         ------------------------------

Date:    May 28, 2004

Time:    10:00 a.m.

Place:   The Park Hotel
         2200 Rexford Road
         Charlotte, North Carolina


Purpose:    o   To elect one Class I director to a term of one year, three Class
                II directors to a term of two years and four Class III directors to a term of three years.

            o To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the 2004 Fiscal Year.

            o To transact such other business as may be properly brought before the Annual Meeting.



/s/ ROSS W. MCCANLESS
--------------------------------------
Ross W. McCanless
Senior Vice President, General Counsel
& Secretary

Mooresville, North Carolina
April 16, 2004


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES YOU MAY: VOTE AT THE INTERNET SITE ADDRESS LISTED ON YOUR PROXY CARD; CALL THE TOLL-FREE NUMBER SET FORTH ON YOUR PROXY CARD; OR SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE ITS ARRIVAL IN TIME FOR THE MEETING.
--------------------------------------------------------------------------------

                               Table of Contents

                                                                            Page
                                                                            ----


GENERAL INFORMATION ...................................................       1

PROPOSAL ONE: ELECTION OF DIRECTORS ...................................       2

INFORMATION CONCERNING THE NOMINEES ...................................       3

INFORMATION CONCERNING CONTINUING DIRECTORS ...........................       4

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD ..       5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ........      10

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ...............      11

COMPENSATION OF EXECUTIVE OFFICERS ....................................      11

TOTAL RETURN TO SHAREHOLDERS ..........................................      13

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
  CHANGE IN CONTROL ARRANGEMENTS ......................................      13

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE .................      14

AUDIT MATTERS .........................................................      18

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS .....      19

ADDITIONAL INFORMATION ................................................      19

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING .....................      20

ANNUAL REPORT .........................................................      20

APPENDIX A: AUDIT COMMITTEE CHARTER ...................................     A-1

                             Lowe's Companies, Inc.

                         ------------------------------
                                 Proxy Statement
                                      for
                         Annual Meeting of Shareholders
                                  May 28, 2004
                         ------------------------------



                               GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Lowe's Companies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina on Friday, May 28, 2004 at 10:00 a.m. It is anticipated that this Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about April 16, 2004.

Outstanding Shares

     On April 1, 2004 there were 786,182,289 shares of Common Stock of the Company outstanding and entitled to vote. Shareholders are entitled to one vote for each share held on all matters to come before the meeting.

Who May Vote

     Only shareholders of record at the close of business on April 1, 2004 are entitled to notice of and to vote at the meeting or any adjournment thereof.

How To Vote

     You may vote by proxy or in person at the meeting. To vote by proxy, you may: vote at the Internet site address listed on your proxy card; call the toll-free number set forth on the proxy card; or mail your signed proxy card to our tabulator in the envelope provided. Even if you plan to attend the meeting, we recommend that you vote prior to the meeting. You can always change your vote by proxy as described below.

How Proxies Work

     The Company's Board of Directors is asking for your proxy. By giving us your proxy, you authorize the proxyholders (members of Lowe's management) to vote your shares at the meeting in the manner you direct. If you do not specify how you wish them to vote your shares, they will vote your shares "FOR ALL" director nominees and "FOR" ratification of appointment of Deloitte & Touche LLP ("Deloitte") as the Company's independent auditors. Proxyholders will also vote shares according to their discretion on any other matter properly brought before the meeting.

     You may receive more than one proxy card depending on how you hold your shares. Generally, you need to vote on the Internet, call the toll-free number or sign and return all of your proxy cards to vote all of your shares. For example, if you hold shares through someone else, such as a stockbroker, you may get proxy material from that person. Shares registered in your name are covered by a separate proxy card.

     If for any reason any of the nominees for election as directors becomes unavailable for election, discretionary authority may be exercised by the proxyholders to vote for substitutes proposed by the Board of Directors.

     Abstentions and shares held of record by a broker or its nominee ("broker shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker shares that are not voted on any matter at the meeting are not included in determining whether a quorum is present. The vote required to approve each of the matters to be considered at the meeting is disclosed under the caption for such matters. Votes that are withheld and broker shares that are not voted (commonly referred to as "broker non-votes") are not included in determining the number of votes cast in the election of directors or on other matters.

Quorum

     In order to carry out the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares owned by the Company are not voted and do not count for this purpose.

Revoking Your Proxy

     The shares represented by a proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a proxy bearing a later date. A proxy is revoked if the person who executed the proxy is present at the meeting and elects to vote in person.

Votes Needed

     Director nominees receiving the largest number of votes cast are elected. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors, except to the extent that the failure to vote for a particular nominee may result in another nominee receiving a larger number of votes. Approval of any other matter properly brought before the meeting requires the favorable vote of a majority of the votes cast.

Attending In Person

     Only shareholders, their designated proxies and guests of the Company may attend the meeting.


                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The number of directors is currently fixed at twelve and there is one vacancy. The Articles of Incorporation of the Company divide the Board into three classes, designated Class I, Class II and Class III, with one class standing for election each year for a three-year term. The only nominee standing for election as a Class I director is Robert L. Tillman, Chairman and Chief Executive Officer of the Company, who has announced his intention to retire on January 28, 2005. The three nominees standing for election as Class II directors are: Marshall O. Larsen, Stephen F. Page and O. Temple Sloan, Jr. The four nominees standing for election as Class III directors at the Annual Meeting are:
Leonard L. Berry, Paul Fulton, Dawn E. Hudson and Robert A. Niblock. If elected, each Class I, Class II and Class III nominee will serve until his or her term expires in 2005, 2006 or 2007 or until a successor is elected and qualified.

     All of the nominees are currently serving as directors, with the exception of Marshall O. Larsen, who is nominated to fill the vacancy on the Board. The election of each nominee requires the affirmative vote of the holders of the plurality of the shares of Common Stock cast in the election of directors. Unless authority to vote in the election of directors is withheld, it is the intention of the persons named as proxies to vote "FOR ALL" of the eight nominees. If at the time of the meeting any of these nominees is unavailable for election as a director for any reason, which is not expected to occur, the persons named as proxies will vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

                       INFORMATION CONCERNING THE NOMINEES

Nominee For Election As Class I Director -- Term to Expire in 2005
--------------------------------------------------------------------------------
ROBERT L. TILLMAN                                           Director Since: 1994
                                                                         Age: 60

Chairman of the Board since January 1998, Chief Executive Officer of Lowe's Companies, Inc. since 1996. Chairman of Executive Committee.
--------------------------------------------------------------------------------


Nominees For Election As Class II Directors -- Term To Expire In 2006
--------------------------------------------------------------------------------
MARSHALL O. LARSEN
                                                                         Age: 55

Chairman of Goodrich Corporation, a supplier of systems and services to the aerospace and defense industry, since October 2003. President and Chief Executive Officer of Goodrich Corporation since February 2002 and April 2003, respectively. Executive Vice President of Goodrich Corporation and President and Chief Operating Officer of Goodrich Aerospace Corporation, a subsidiary of Goodrich Corporation, 1995-2002.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEPHEN F. PAGE                                             Director Since: 2003
                                                                         Age: 64

Member of the Audit Committee and Governance Committee. Vice Chairman and Chief Financial Officer of United Technologies Corporation since 2002, manufacturer of high-technology products and services to the building systems and aerospace industries. President and Chief Executive Officer of Otis Elevator Company, a subsidiary of United Technologies Corporation, from 1997 to 2002. Other directorships: Liberty Mutual Holding Company, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O. TEMPLE SLOAN, JR.                                        Director Since: 2004
                                                                         Age: 65

Member of the Audit Committee and Governance Committee. Chairman and Chief Executive Officer of General Parts, Inc., a distributor of automotive replacement parts, since 1961. Other directorships: Bank of America Corporation; and Highwoods Properties, Inc., where he serves as Non-Executive Chairman of the Board.
--------------------------------------------------------------------------------


Nominees For Election As Class III Directors -- Term To Expire In 2007
--------------------------------------------------------------------------------
LEONARD L. BERRY                                            Director Since: 1998
                                                                         Age: 61

Member of Compensation and Organization Committee and Governance Committee. Distinguished Professor of Marketing and M.B. Zale Chair in Retailing and Marketing Leadership, Texas A&M University, since 1982. Other directorships:
Darden Restaurants, Inc.; and Genesco Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAUL FULTON                                                 Director Since: 1996
                                                                         Age: 69

Chairman of Compensation and Organization Committee, member of Executive Committee and Governance Committee. Chairman of the Board of Bassett Furniture Industries, Inc., a furniture manufacturer, since 2000 and director since 1994, Chief Executive Officer of Bassett Furniture from 1997 until 2000. Dean, Kenan-Flagler Business School, University of North Carolina, Chapel Hill, NC, 1994-1997. Other directorships: Bank of America Corporation; Sonoco Products Company; and Carter's, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DAWN E. HUDSON                                              Director Since: 2001
                                                                         Age: 46

Member of Compensation and Organization Committee and Governance Committee. President of Pepsi Cola Company North America, soft drink maker and distributor, since June 2002. Senior Vice President, Strategy and Marketing for Pepsi Cola Company North America, 1997-2002.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT A. NIBLOCK                                           Director Since: 2004
                                                                         Age: 41

President of Lowe's Companies, Inc. since March 2003. Executive Vice President 2001-2003, Chief Financial Officer 2000-2003 and Senior Vice President - Finance of the Company, 1999-2000 and Vice President and Treasurer of the Company, 1997-1998. Mr. Niblock was elected a director by the Board of Directors on April 2, 2004, and was also named Chairman and Chief Executive Officer of the Company, to be effective upon the retirement of Robert L. Tillman on January 28, 2005.
--------------------------------------------------------------------------------


                   INFORMATION CONCERNING CONTINUING DIRECTORS

Class I Directors -- Term to expire in 2005
--------------------------------------------------------------------------------
ROBERT A. INGRAM                                            Director Since: 2001
                                                                         Age: 61

Member of Audit Committee and Governance Committee. Vice Chairman Pharmaceuticals, GlaxoSmithKline, a pharmaceutical research and development company, since January 2003; Chief Operating Officer and President, Pharmaceutical Operations of GlaxoSmithKline, an international pharmaceutical corporation, January 2001-2002, having previously served as Chief Executive of Glaxo Wellcome plc, 1997-2000, Chairman of Glaxo Wellcome Inc. (Glaxo Wellcome plc's United States subsidiary), 1999-2000; Chairman, President and Chief Executive Officer of Glaxo Wellcome Inc., 1997-1999, and President and Chief Executive Officer of Glaxo Wellcome Inc. prior thereto. Other directorships:
Edwards Lifesciences Corporation; Misys plc (Non-Executive Director); Molson, Inc.; Nortel Networks Corporation; OSI Pharmaceuticals, Inc. (Chairman); Valeant Pharmaceuticals International; and Wachovia Corporation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RICHARD K. LOCHRIDGE                                        Director Since: 1998
                                                                         Age: 60

Chairman of Audit Committee, member of Executive Committee and Governance Committee. President, Lochridge & Company, Inc., a general management consulting firm, since 1986. Other directorships: Dover Corporation; John H. Harland Company; and PetsMart, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLAUDINE B. MALONE                                          Director Since: 1995
                                                                         Age: 67

Member of Audit Committee and Governance Committee. President and Chief Executive Officer, Financial & Management Consulting, Inc., a consulting firm, since 1984; Former Chairman, Federal Reserve Bank, Richmond, VA, 1996-1999 (Member since 1994). Other directorships: Aviva Life Insurance Co.; Hasbro, Inc.; LaFarge Corporation; Novell, Inc.; and Science Applications International Corporation.
--------------------------------------------------------------------------------

Class II Director -- Term to Expire in 2006

--------------------------------------------------------------------------------
PETER C. BROWNING                                           Director Since: 1998
                                                                         Age: 62

Chairman of Governance Committee, member of Compensation and Organization Committee and Executive Committee. Dean of the McColl Graduate School of Business at Queens University of Charlotte since March 2002. Non-Executive Chairman of the Board, Nucor Corporation, a steel manufacturer, since 2000. President and CEO of Sonoco Products Company, a manufacturer of industrial and consumer packaging products, April 1998 through July 2000. Other directorships:
Acuity Brands Inc.; EnPro Industries, Inc.; The Phoenix Companies, Inc.; and Wachovia Corporation.
--------------------------------------------------------------------------------


      INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Corporate Governance Guidelines

     The Board of Directors has adopted Corporate Governance Guidelines setting forth guidelines and standards with respect to the role and composition of the Board, the functioning of the Board and its Committees, the compensation of directors, succession planning and management development, the Board's and its Committee's access to independent advisers and other matters. The Governance Committee of the Board of Directors periodically reviews and assesses the Company's Corporate Governance Guidelines, which are posted on the Company's website at www.Lowes.com. The information on our website is not a part of this proxy statement. You may also obtain a written copy of the Corporate Governance Guidelines by contacting Ross W. McCanless, Senior Vice President, General Counsel and Secretary, at Lowe's Companies, Inc., 1000 Lowe's Boulevard, Mooresville, North Carolina 28117.

Director Independence

     The Corporate Governance Guidelines provide that in accordance with Lowe's long-standing policy, a substantial majority of the members of Lowe's Board of Directors must qualify as independent directors. The Company's Board of Directors has determined that each continuing director and nominee for election as a director, other than Robert L. Tillman and Robert A. Niblock, has no material relationship with the Company (other than as a director) and is therefore, "independent" within the meaning of the current listing standards of the New York Stock Exchange. In its annual review of director independence, the Board considers all commercial, banking, consulting, legal, accounting, charitable or other business relationships any director may have with the Company. The Board of Directors considers a "material relationship" to be one that impairs or inhibits, or has the potential to impair or inhibit, a director's exercise of critical and disinterested judgment on behalf of the Company and its shareholders. When assessing the "materiality" of a director's relationship with the Company, the Board of Directors considers all relevant facts and circumstances not only from the standpoint of the director in his or her individual capacity, but also from the standpoint of the persons to whom the director is related and organizations with which the director is affiliated.

Compensation of Directors -- Standard Arrangements

     Directors who are not employed by the Company are paid an annual retainer of $75,000, plus $15,000 annually for serving as a committee chairman. Directors who are employed by the Company receive no additional compensation for serving as directors.

Compensation of Directors -- Other Arrangements

     In 1999, shareholders approved the Lowe's Companies, Inc. Directors' Stock Option Plan. This Plan provides for each non-employee director to be awarded an option to purchase 4,000 shares of Company Common Stock at the first directors' meeting following the Annual Meeting each year (the "Award Date"). The Company reserved 500,000 shares of Common Stock for options to be granted under this plan, of which 69,341 option shares are currently exercisable. Each option becomes exercisable with respect to 1,333 of the shares of Common Stock on May 15 of each of the first and second calendar years following the Award Date and 1,334 shares on May 15 of the third calendar year following the Award Date. Each option has a seven-year term. The exercise price of options granted under the Directors' Stock Option Plan is equal to the closing price of a share of Common Stock as reported on the New York Stock Exchange on the Award Date. Options for 4,000 shares each were granted on May 30, 2003 to the following directors: Robert A. Ingram, Richard K. Lochridge, Claudine B. Malone, Peter C. Browning, Leonard L. Berry, Paul Fulton and Dawn E. Hudson. Mr. Tillman and Mr. Niblock are not eligible to participate in this plan.

     In 1994, the Board adopted the Lowe's Companies, Inc. Directors' Deferred Compensation Plan. This Plan allows each non-employee director to defer receipt of all, but not less than all, of the annual retainer otherwise payable to the director. Deferrals are credited to a bookkeeping account and account values are adjusted based on the investment measure selected by the director. One investment measure adjusts the account based on the Wachovia Bank, N.A. prime rate plus 1%. The other investment measure assumes that the deferrals are invested in the Company's Common Stock. A director may allocate deferrals between the two investment measures in 25% multiples. Account balances are paid in cash following the termination of a director's service.

Board Meetings and Committees of the Board

     Attendance at Board and Committee Meetings. During Fiscal Year 2003, the Board of Directors held five meetings. All incumbent directors attended at least 75% of the aggregate of all meetings of the Board and the committees on which they served, with the exception of Ms. Hudson and Mr. Ingram, who attended 73% and 72% of the meetings of the Board and the committees on which they served, respectively.

     Executive Sessions of the Non-management Directors. The non-management directors, all of whom are independent directors, meet in regularly scheduled executive sessions. Mr. Browning, Chairman of the Governance Committee, presides over these executive sessions and in his absence, the non-management directors may select another non-management director present to preside.

     Attendance at Annual Meetings of Shareholders. Directors are expected to attend the Annual Meeting of Shareholders. All of the incumbent directors attended last year's Annual Meeting.

     Committees of the Board of Directors and their Charters. The Board has four standing committees: the Audit Committee, the Compensation and Organization Committee, the Executive Committee and the Governance Committee. Each of these committees acts pursuant to a written charter adopted by the Board of Directors. A copy of each committee charter is available on our website at www.Lowes.com.

     How to Communicate with the Board of Directors and Independent Directors. Shareholders wishing to communicate with the Company's Board of Directors may do so by sending a written communication addressed simply to the Board of Directors or to any member of our Board of Directors individually in care of Lowe's Companies, Inc., 1000 Lowe's Boulevard, Mooresville, North Carolina 28117. Shareholders wishing to communicate with the independent directors as a group, may do so by sending a written communication addressed to the presiding director, Peter C. Browning, as Chairman of the Governance Committee, in care of Lowe's Companies, Inc., 1000 Lowe's Boulevard, Mooresville, North Carolina 28117. Any communication addressed to any director that is received at Lowe's principal executive offices will be delivered or forwarded to the individual director as soon as practicable. Lowe's will forward all communications received from its shareholders that are addressed simply to the Board of Directors to the chairman of the committee of the Board of Directors whose purpose and function is most closely related the subject matter of the communication.

Audit Committee

Number of Members:      Five

Members: Richard K. Lochridge (Chairman), Robert A. Ingram, Claudine B. Malone, Stephen F. Page and O. Temple Sloan, Jr.

Number of Meetings
  in Fiscal Year 2003:  Eight

Purpose and
  Functions:            The primary purpose of the Audit Committee is to assist
                        the Board of Directors in monitoring (A) the integrity of the financial statements, (B) compliance by the Company with its established internal controls and legal and regulatory requirements, (C) the performance of the Company's internal audit function and independent auditors and (D) the independent auditors' qualifications and independence. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors. In addition, the Audit Committee is responsible for pre-approving all engagements related to audit, review and attest reports required under the securities laws and all other engagements permissible under the Securities Exchange Act of 1934, as amended, for services to be performed for the Company by its independent auditors, including the applicable fees and terms. The Audit Committee is also responsible for reviewing and approving the appointment, annual performance appraisal, replacement, reassignment or discharge of the Vice President of Internal Audit. The
                        Committee reviews the general scope of the Company's annual audit and the fees charged by the independent auditors for audit services, audit related services, tax services and all other services; reviews with the Company's Vice President of Internal Audit the work of the Internal Audit Department; reviews financial statements and the accounting principles being applied;
                        and reviews audit results and other matters relating to internal control and compliance with the Company's code of ethics. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters. Each member of the Audit Committee is financially literate and qualified to review and assess financial statements.
                        The Board of Directors has determined that Richard K.
                        Lochridge, Robert A. Ingram, Claudine B. Malone, Stephen
                        F. Page and O. Temple Sloan, Jr. each qualifies as an
                        "audit committee financial expert," as such term is defined by the Securities and Exchange Commission. Each member of the Audit Committee is also "independent," as that term is defined under Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended. The Board of Directors adopted an amended and restated Audit
                        Committee Charter on January 30, 2004, a copy of which is attached to this proxy statement as Appendix A and is also available on the Company's website at www.Lowes.com. The members of the Audit Committee conduct an annual performance evaluation of the Committee's performance with the assistance of the Governance Committee of the Board.

Compensation and Organization Committee

Number of Members:      Four

Members:                Paul Fulton (Chairman), Leonard L. Berry, Peter C.
                        Browning and Dawn E. Hudson

Number of Meetings
  In Fiscal Year 2003:  Six

Purpose and
  Functions:            The primary purpose of this Committee is to discharge
                        the responsibilities of the Board of Directors relating to compensation, organization and succession planning for the Company's executives. This Committee reviews and approves on an annual basis the corporate goals and objectives relevant to compensation for the Chief Executive Officer of the Company, evaluates the Chief Executive Officer's performance in light of these established goals and objectives and, based upon this evaluation, sets the Chief Executive
                        Officer's annual compensation. The Committee also reviews and recommends the compensation of all other executive officers of the Company; reviews and approves all annual management incentive plans and all awards under multi-year incentive plans, including equity-based incentive arrangements authorized under the Company's equity incentive compensation plans. In addition the Committee is charged with assuring that a succession plan is maintained for the Chief Executive Officer. The
                        Committee conducts an annual performance evaluation of the Committee's performance with the assistance of the Governance Committee of the Board. Each member of the Compensation and Organization Committee is "independent" within the meaning of the current listing standards of the New York Stock Exchange.

Executive Committee

Number of Members:      Four

Members: Robert L. Tillman (Chairman), Peter C. Browning, Paul Fulton, and Richard K. Lochridge

Number of Meetings
  In Fiscal Year 2003:  Two

Purpose and
  Functions:            The Executive Committee functions in the intervals
                        between meetings of the Board of Directors, should an interim action be called for between such meetings, to approve matters which require formal action by or on behalf of the Board. The Committee is generally authorized to have and to exercise all of the powers of the Board, except the powers reserved for the Board of Directors by the North Carolina Business Corporation
                        Act.

Governance Committee

Number of Members:      Nine

Members: Peter C. Browning (Chairman), Leonard L. Berry, Paul Fulton, Dawn E. Hudson, Robert A. Ingram, Richard K. Lochridge, Claudine B. Malone, Stephen F. Page and O. Temple Sloan, Jr.

Number of Meetings
  In Fiscal Year 2003:  Four

Purpose and
  Functions:            The purpose of this Committee, which functions both as a
                        governance and as a nominating committee, is to (A) identify and recommend individuals to the Board for nomination as members of the Board and its committees consistent with the criteria approved by the Board, (B) develop and recommend to the Board the Corporate
                        Governance Guidelines applicable to the Company and (C) oversee the evaluation of the Board, its committees and management of the Company. This Committee's nominating responsibilities include developing criteria for evaluation of potential candidates for the Board and its committees; screening and reviewing candidates for election to the Board; recommending to the Board the nominees for directors to be appointed to fill vacancies or to be elected at the next annual meeting of shareholders; assisting the Board in determining and monitoring whether or not each director and prospective director is "independent" within the meaning of any rules and laws applicable to the Company; recommending to the Board for its approval the membership and chairperson of each committee of the Board; and assisting the Board in an annual performance evaluation of the Board and each of its committees.

                        The Committee will consider nominees recommended by shareholders and its process for doing so is no different than its process for screening and evaluating candidates suggested by other directors, management of the Company or third parties. Any such recommendation should be submitted in writing to the Secretary of the Company not less than 15 days prior to the meeting of shareholders at which directors are to be elected. If mailed, such notice shall be sent by certified mail, return receipt requested, and shall be deemed to have been given when received by the Secretary. A shareholder's nomination for director shall set forth
                        (A) the name and business address of the shareholder's nominee, (B) the fact that the nominee has consented to his name being placed in nomination, (C) the name and address, as they appear on the Company's books, of the shareholder making the nomination, (D) the class and number of shares of the Company's Common Stock beneficially owned by the shareholder, and (E) any material interest of the shareholder in the proposed nomination. The recommendation should include information that will enable the Committee to evaluate the qualifications of the proposed nominee.

                        The Governance Committee considers a variety of factors when determining whether to recommend a nominee for election to the Board of Directors, including those set forth in the Company's Corporate Governance Guidelines. In general, candidates nominated for election or re-election to the Board of Directors should possess the following qualifications:

                        o high personal and professional ethics, integrity, practical wisdom and mature judgment;

                        o broad training and experience in policy-making decisions in business, government, education or technology;

                        o expertise that is useful to the Company and complementary to the background and experience of other directors;

                        o willingness to devote the amount of time necessary to carry out the duties and responsibilities of Board membership;

                        o commitment to serve on the Board over a period of several years in order to develop knowledge about the Company's principal operations; and

                        o willingness to represent the best interests of all shareholders and objectively appraise management performance.

                        In addition, the Committee believes that at least one member of the Board of Directors must satisfy the requirements for an audit committee financial expert, as that term is defined in the regulations of the Securities and Exchange Commission.

                        In 2003 the Committee engaged an executive search firm to assist the Committee on an ongoing basis in fulfilling its responsibility to identify and evaluate candidates for nomination and re-nomination by the Committee for election to the Board of Directors. Members of the Governance Committee, in consultation with representatives of the executive search firm, identified Marshall O. Larsen, the only nominee for election as a director proposed to be elected for the first time at this year's Annual Meeting.

                        Each member of the Governance Committee is "independent" within the meaning of the current listing standards of the New York Stock Exchange. The Committee annually reviews and evaluates its own performance.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the beneficial ownership as of April 1, 2004, except as noted, of the Company's Common Stock of each director of the Company, each nominee for election as a director of the Company, the executive officers named in the Summary Compensation Table, each shareholder known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and incumbent directors, director nominees and executive officers as a group:

Name or Number                                           Number of      Percent
of Persons in Group                                     Shares (1)(2)   of Class
-------------------                                     -------------   --------

Leonard L. Berry ......................................      13,234         *
Gregory M. Bridgeford .................................     358,664         *
Peter C. Browning .....................................      23,747         *
Paul Fulton ...........................................      44,807         *
Dawn E. Hudson ........................................       8,401         *
Robert A. Ingram ......................................       8,001         *
Marshall O. Larsen ....................................           0         *
Richard K. Lochridge ..................................      24,013         *
Claudine B. Malone ....................................      24,001         *
Robert A. Niblock .....................................     302,651         *
Stephen F. Page .......................................       2,000         *
Dale C. Pond ..........................................     280,299         *
O. Temple Sloan, Jr ...................................      11,000         *
Larry D. Stone ........................................     604,423         *
Robert L. Tillman .....................................   1,767,645         *
Incumbent Directors, Director Nominees
and Executive Officers as a Group (34 in total) .......   5,828,761         *

State Street Bank and Trust Company, Trustee
225 Franklin Street
Boston, MA 02110 ......................................  64,800,620(3)     8.2%

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071 .................................  82,599,000(4)    10.5%

AXA Financial, Inc. (and related persons)
1290 Avenue of the Americas
New York, NY 10104 ....................................  39,598,642(5)     5.0%

------------------
 *   Less than 1%

(1) Includes shares that may be acquired within 60 days under the Company's Stock Option Plans as follows: Mr. Berry 5,334 shares; Mr. Bridgeford 186,107 shares; Mr. Browning 16,001 shares; Mr. Fulton 16,001 shares; Ms. Hudson 8,001 shares; Mr. Ingram 8,001 shares; Mr. Lochridge 16,001 shares; Ms. Malone 16,001 shares; Mr. Niblock 247,694 shares; Mr. Pond 186,000 shares; Mr. Stone 405,179 shares; Mr. Tillman 1,283,667 shares; all executive officers and directors as a group 3,628,466 shares.

(2) Does not include phantom shares credited to the accounts of executive officers and directors under the Company's Deferral Program as of the end of Fiscal Year 2003 as follows: Mr. Bridgeford 58,619 shares; Mr. Browning 4,432 shares; Mr. Fulton 4,500 shares; Mr. Ingram 4,656 shares; Mr. Tillman 200,657 shares; participating executive officers and directors as a group 291,998 shares.

(3) Shares held at December 31, 2003, according to Schedule 13G filed on February 5, 2004 with the Securities and Exchange Commission, which total includes 44,182,367 shares held in trust for the benefit of the Company's 401(k) Plan participants. Shares allocated to participant's 401(k) accounts are voted by the participants by giving voting instructions to State Street Bank. A fiduciary committee directs the Trustee in the manner in which shares not voted by participants are to be voted. This committee has six members, including Mr. Niblock and Mr. Stone.

(4) Shares held at December 31, 2003, according to Schedule 13G filed on February 13, 2004 with the Securities and Exchange Commission.

(5) Shares held at December 31, 2003, according to Schedule 13G filed by AXA Financial, Inc. (and related persons) with the Securities and Exchange Commission on February 10, 2004 indicates that AXA Financial, Inc. has sole voting power as to 17,739,680 of the shares shown, shared voting power as to 6,713,184 of the shares shown, sole dispositive power as to 37,303,538 of the shares shown and shared dispositive power as to 52,699 of the shares shown. That filing further indicates that Alliance Capital Management L.P., as investment advisor to various discretionary investment advisory accounts and a subsidiary of AXA Financial, Inc., is the beneficial owner of 36,799,425 shares and The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc., is the beneficial owner of 556,812 shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934 during Fiscal Year 2003 and Form 5 and amendments thereto furnished to the Company with respect to Fiscal Year 2003, and written representations from certain reporting persons, the Company believes that all filing requirements under Section 16(a) applicable to its officers, directors and greater than 10% beneficial owners have been complied with, except that Charles
W. Canter, Jr., Senior Vice President -- Store Operations -- North Central Division, was inadvertently late in filing one Report on Form 4 relating to a sale of the Company's Common Stock.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received by the Company's Chief Executive Officer and the four other most highly paid executive officers (the "named executive officers") for the three fiscal years ended January 30, 2004, January 31, 2003 and February 1, 2002:

                           Summary Compensation Table

                                                                                Long-term Compensation
                                                 Annual Compensation                   Awards
                                         ------------------------------------   ---------------------
                                                                    Other       Restricted  Securities
                               Fiscal                               Annual        Stock     Underlying   All Other
                               Year       Salary        Bonus    Compensation     Awards     Options   Compensation
Name & Principal Position      Ended        ($)          ($)          ($)        ($) (1)     (#) (2)      $ (3)
-------------------------     --------   ----------   ----------   ----------   ----------   --------    --------
Robert L. Tillman ..........  01/30/04   $1,000,000   $3,000,000   $52,415(4)   $5,895,000   $287,000    $360,000
Chairman of the Board and     01/31/03    1,000,000    3,000,000        --               0    216,000     395,817
Chief Executive Officer       02/01/02      935,000    1,916,049        --               0    499,000     458,449

Robert A. Niblock (5) ......  01/30/04      651,000    1,625,000        --       3,930,000    149,000     204,231
President

Larry D. Stone .............  01/30/04      702,000    1,404,000        --       3,930,000    161,000     189,447
Senior Executive Vice         01/31/03      675,000    1,350,000        --               0    102,000     199,095
President, Operations         02/01/02      600,000      982,950        --               0    223,000     248,591

Dale C. Pond ...............  01/30/04      550,000    1,100,000        --       3,930,000    126,000     148,389
Senior Executive              01/31/03      518,000    1,036,000        --               0     78,000     153,464
Vice President,               02/01/02      450,000      737,213        --               0    177,000     184,737
Merchandising/Marketing

Gregory M. Bridgeford (5) ..  01/30/04      355,000      532,500        --       1,965,000     41,000      79,823
Executive Vice President,
Business Development

-----------------

(1) Amounts shown represent the value of deferred stock units granted March 1, 2003 (based on the closing price of $39.30 per share on the grant date). Each deferred stock unit grant, with the exception of Mr. Niblock's, will vest 40% on the third anniversary of the grant and the remaining 60% on the fifth anniversary of the grant. Mr. Niblock's grant will be fully vested on the fifth anniversary of the grant. Dividend equivalents are payable on deferred stock units and are reinvested in additional deferred stock units from and after the date the units become vested. As of January 30, 2004, the named executive officers held the following number of deferred stock units with the following values (based on the closing price of $53.55 per share on January 30, 2004): Mr. Tillman -- 150,000 units valued at $8,032,500; Mr. Niblock -- 100,000 units valued at $5,355,000; Mr. Stone --
     100,000 units valued at $5,355,000; Mr. Pond -- 100,000 units valued at $5,355,000; and Mr. Bridgeford -- 50,000 units valued at $2,677,500.

(2) Stock option grants for the fiscal year ended February 1, 2002 have been adjusted to reflect the 2-for-1 stock split effective June 29, 2001.

(3) Amounts shown for the fiscal year ended January 30, 2004 consist of: (a) matching contributions by the Company under the 401(k) Plan ($14,000 for each of the named executive officers); and (b) matching contributions by the Company under the Company's Benefit Restoration Plan (Mr. Tillman -- $346,000; Mr. Niblock -- $190,231; Mr. Stone -- $175,447; Mr. Pond --
     $134,389; and Mr. Bridgeford -- $65,823).

(4) Amount shown includes the value of personal use of corporate aircraft ($31,068) and reimbursement of relocation expenses ($21,347).

(5) Messrs. Niblock and Bridgeford were not included among the four most highly compensated executive officers of the Company during either of the two fiscal years ended January 31, 2003 or February 1, 2002. Mr. Bridgeford was promoted from Senior Vice President to Executive Vice President effective January 30, 2004.

                          Option Grants in Fiscal Year

     The following table provides information with respect to stock options granted to the named executive officers during Fiscal Year 2003:

                                              Individual Grants (1)
                               ---------------------------------------------------     Potential Realizable Value
                               Number of     % of Total                                    at Assumed Annual
                               Securities     Options                                     Rates of Stock Price
                               Underlying    Granted to     Exercise                  Appreciation for Option Term
                                Options     Employees in     Price      Expiration    ----------------------------
Name                           Granted (#)  Fiscal Year     $/Share        Date         5% ($)            10% ($)
----                           -----------  ------------    -------     ----------    ----------       -----------
Robert L. Tillman ...........    287,000        6.65%        $39.30      03/01/10     $4,591,726       $10,700,675
Robert A. Niblock ...........    149,000        3.45          39.30      03/01/10      2,383,858         5,555,403
Larry D. Stone ..............    161,000        3.73          39.30      03/01/10      2,575,847         6,002,818
Dale C. Pond ................    126,000        2.92          39.30      03/01/10      2,015,880         4,697,857
Gregory M. Bridgeford .......     41,000        0.95          39.30      03/01/10        655,961         1,528,668

------------------
(1) All options for the named executive officers: (i) were granted on March 1, 2003 under the 1994 Incentive Plan; (ii) have an exercise price equal to the fair market value on the date of grant; (iii) vest in three equal annual installments on each of the first three anniversaries of the grant date including such anniversaries occurring after the executive's termination of employment; and (iv) continue to be exercisable until their expiration dates following termination of employment for any reason other than a termination by the Company for cause.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

     The following table provides information concerning Fiscal Year 2003 and the options exercised during unexercised options held by each of the named executive officers at January 30, 2004:

                                                                                              Value of Unexercised
                                                                Number of Securities              In-the-Money
                                                               Underlying Unexercised      Options on January 30, 2004
                                                           Options on January 30, 2004(#)            ($) (2)
                            Acquired on       Value        -----------------------------   ----------------------------
Name                        Exercise (#)  Realized ($)(1)  Exercisable     Unexercisable   Exercisable    Unexercisable
----                        ------------  ---------------  -----------     -------------   -----------    -------------
Robert L. Tillman .........         0                0      1,008,000         714,000      $28,330,040     $9,653,000
Robert A. Niblock .........         0                0        153,574         303,786        3,987,179      3,772,847
Larry D. Stone ............    99,800        3,060,537        271,512         360,000        7,084,721      4,809,650
Dale C. Pond ..............   139,096        4,031,512         87,334         293,666        1,846,004      3,758,566
Gregory M. Bridgeford .....         0                0        149,130         132,320        4,251,521      1,606,890

---------------
(1) Value realized equals the aggregate amount of the excess of the fair market value on the dates of exercise over the relevant exercise prices.

(2) Value of unexercised in-the-money options is calculated as the aggregate difference between the fair market value of $53.55 per share on January 30, 2004 over the relevant exercise prices.

                          TOTAL RETURN TO SHAREHOLDERS

     The following graph compares the total returns (assuming reinvestment of dividends) of the Company's Common Stock, the S&P 500 Index and the S&P Retail Index. The graph assumes $100 invested on January 29, 1999 in the Company's Common Stock and each of the indices.


                               [GRAPHIC OMITTED]



         Source: Bloomberg Financial Services

                          01/29/1999    01/28/2000    02/02/2001    02/01/2002    01/31/2003    01/30/2004
                          ----------    ----------    ----------    ----------    ----------    ----------
LOWE'S ................    $100.00       $ 76.59       $ 92.82       $157.92       $118.36       $185.84
S&P 500 ...............    $100.00       $107.63       $108.03       $ 91.05       $ 70.59       $ 94.99
S&P RETAIL INDEX ......    $100.00       $109.61       $110.43       $119.77       $ 86.17       $128.80

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

     The Company has entered into Management Continuity Agreements with each of Messrs. Tillman, Niblock, Stone, Pond and Bridgeford as well as 19 other executive officers. Other than the termination compensation amounts, the agreements are identical. Each was unanimously approved by the non-management members of the Board of Directors.

     The agreements provide for certain benefits if the Company experiences a change-in-control followed by termination of the executive's employment without cause by the Company's successor, by the executive during the thirty day period following the first anniversary of the change-in-control or by the employee for certain reasons, including a downgrading of the executive's position. "Cause" means continued and willful failure to perform duties or conduct demonstrably and materially injurious to the Company or its affiliates.

     All agreements provide for three-year terms. On the first anniversary, and every anniversary thereafter, the term is extended automatically for an additional year unless the Company does not extend the term. All agreements automatically expire on the second anniversary of a change-in-control notwithstanding the length of the terms remaining on the date of the change-in-control.

     If benefits are paid under an agreement, the executive will receive (i) a lump-sum severance payment equal to the present value of three times annual base salary, incentive bonus and welfare insurance costs for Messrs. Tillman, Niblock, Stone and Pond and, effective as of January 30, 2004 for Mr. Bridgeford, 2.99 times annual base salary, incentive bonus and welfare insurance costs and two times annual base salary, incentive bonus and welfare insurance costs for all other participating executive officers, including Mr. Bridgeford prior to January 30, 2004 and (ii) any other unpaid salary and benefits to which the executive is otherwise entitled. In addition, the executive will be compensated for any excise tax liability he may incur as a result of excess parachute payments and for income taxes attributable to excise tax reimbursements.

     All legal fees and expenses incurred by the executives in enforcing these agreements will be paid by the Company.

              REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

     This report by the Compensation and Organization Committee is required by rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.

     The Compensation and Organization Committee (the "Committee") of the Board of Directors comprises four Independent Directors and is responsible for administering the Company's Executive Compensation Program for all executives at a compensation level set by the Committee. In carrying out its responsibilities, the Committee:

     o Articulates the Company's executive compensation philosophies and policies to executive management, participates in compensation program development, and has authority for approval of awards under the Company's plans and programs;

     o Monitors and approves on-going base salary and incentive compensation programs for executive management, including participation, performance goals and criteria, interpretation of provisions and determination of award payouts;

     o Reviews and approves base salary recommendations for executive officers of the Company; and

     o Initiates all compensation actions for the Chairman of the Board and Chief Executive Officer, subject to final Board approval.

     The Committee has retained a national consulting firm (which reports to the Committee) to be a source of on-going advice to both the Committee and management.

Executive Compensation Principles

     The Company's Executive Compensation Program has been designed to establish a strong link between the creation of shareholder value and the compensation earned by its executive officers. It is the intention of the Committee that, to the extent practical, all compensation paid under the Executive Compensation Program of the Company (other than incentive stock options) will be tax deductible to the Company in the year paid to the executive. The fundamental objectives of the Program are to:

     o Align executive compensation with the Company's mission, values and business strategies;

     o Attract, motivate, retain and reward the executives whose leadership and performance are critical to the Company's success in enhancing shareholder value; and

     o Provide compensation which is commensurate with the Company's performance and the contributions made by executives toward this performance.

     The Program is intended to provide compensation which is competitive with comparable companies in the retailing industry (with particular emphasis on specialty hard goods retailers and major U.S. retailers) when the Company is meeting its targeted financial goals. At the same time, the Program seeks to provide above average compensation when the Company's targeted goals are exceeded, and below average compensation when targeted performance goals are not achieved.

     The Program provides for larger portions of total compensation to vary on the basis of Company performance for higher levels of executives (i.e., the most senior executive officers have more of their total compensation at risk on the basis of Company performance than do lower levels of executives). All executive officers participate in the same direct compensation programs as the other executives of the Company, with the only differences being the degree of compensation risk and the overall magnitude of the potential awards.

     The Committee strongly believes that executive officers should own significant amounts of the Company's Common Stock to align their interests with those of the Company's shareholders, and the Company's 401(k) Plan, Employee Stock Purchase Plan and Incentive Plans enable executives to acquire such Common Stock. The Committee also has adopted a stock ownership and retention policy for all Executive Vice Presidents and more senior officers of the Company. The ownership targets under the policy are ten times base salary for the Chairman and CEO and five times base salary for all other executives who are subject to the policy. Executives who are subject to the policy must retain 100% of the net shares received from the exercise of any stock options granted under the Incentive Plans until the targeted ownership level is reached. After the target ownership level is reached, executives must retain the net shares from the exercise of any options granted under the Incentive Plans after September 13, 2002 for at least one year from the date of exercise.

Elements in the Executive Compensation Program

     The Company's Executive Compensation Program comprises the following elements:

Base Salary

     Salaries for executive officers are established on the basis of the qualifications and experience of the executive, the nature of the job responsibilities and salaries for competitive positions in the retailing industry.

     Executive officers' base salaries are reviewed annually and are approved by the Committee. Salaries of executive officers are compared with those of comparable executive positions in the retailing industry throughout the United States. The Committee uses the median level of base salary as a guideline, in conjunction with the executive's performance and qualifications, for establishing salary levels. Any action by the Committee with respect to the base salary level for the Chairman of the Board and Chief Executive Officer is subject to final Board approval.

1994, 1997 and 2001 Incentive Plans

     The 1994, 1997 and 2001 Incentive Plans, which were approved by shareholders in 1994, 1997 and 2001, respectively, are intended to attract, motivate, retain and reward the executives whose leadership and performance are critical to the Company's success in enhancing shareholder value. The Incentive Plans help to place further emphasis on executive ownership of the Company's Common Stock. The Incentive Plans are designed to assure the deductibility of executive compensation for federal and state income tax purposes.

     Short-Term Incentives. The Management Bonus Program is administered pursuant to the Incentive Plans. The Management Bonus Program provides bonus opportunities that can be earned upon the achievement by the Company of predetermined annual earnings growth objectives. No bonuses are paid if performance is below the threshold level of corporate profitability. If the financial goals are fully met, 100% of the stated bonus opportunity is earned. A bonus equal to 300% of the February 1, 2003 base salary was paid to the Chairman and Chief Executive Officer, a bonus equal to 250% of the February 1, 2003 base salary was paid to the President, bonuses equal to 200% of the February 1, 2003 base salary were paid to the two Senior Executive Vice Presidents, and a bonus equal to 150% of the February 1, 2003 base salary was paid to the fifth highest paid executive because the Company's financial results for the 2003 Fiscal Year exceeded the maximum predetermined annual earnings growth objectives.

     Long-Term Incentives. The Incentive Plans authorize the grant of stock options. The option price cannot be less than the market price of the Company's Common Stock on the date on which the option is granted. Consequently, stock options granted under the Incentive Plans measure performance and provide compensation solely on the basis of the appreciation in the price of the Company's Common Stock. During Fiscal Year 2003, the Committee approved a broad-based stock option grant to executive and senior management, middle managers and professionals, and retail store managers.

     Stock appreciation rights also may be granted under the Incentive Plans. These rights entitle the recipient to receive a payment based solely on the appreciation in the Company's Common Stock following the date of the award. Stock appreciation rights thus measure performance and provide compensation only if the price of the Company's Common Stock appreciates. No stock appreciation rights grants were made during Fiscal Year 2003, nor are any previous grants outstanding.

     Under the 2001 Incentive Plan, the Committee approved the grant of deferred stock units for a total of 550,000 shares to senior executives on March 1, 2003. Mr. Tillman was granted 150,000 units. Messrs. Niblock, Pond and Stone were granted 100,000 units each, and Mr. Bridgeford and one other Senior Vice President were granted 50,000 units each. Each of the grants, with the exception of Mr. Niblock's, will vest 40% on the third anniversary of the grant and the remaining 60% on the fifth anniversary of the grant. Mr. Niblock's grant will be fully vested on the fifth anniversary of the grant.

     The Incentive Plans also authorize awards of Company Common Stock. No Performance Accelerated Restricted Stock (PARS) or Performance Stock Awards were issued during Fiscal Year 2003, nor are any previous grants outstanding.

     The Incentive Plans include a Deferral Program. The Deferral Program, available to executives at or above the Vice-President level, permits deferral of receipt of certain stock incentives (vested performance stock awards and performance accelerated restricted stock and gain on non-qualified stock options), but not salary or bonus. The single exception to this provision is that the Deferral Program will accept the mandatory deferral of cash compensation to the extent that it would not be a tax-deductible item for the Company under Internal Revenue Code Section 162(m).

     The Deferral Program requires that the executive make a deferral election in the year prior to the year in which a stock option is exercised or the year a restricted stock grant vests. Deferred shares are cancelled upon the participant's election and tracked as phantom shares. During the deferral period, the participant's account is credited with amounts equal to the dividends paid on actual shares. Shares are reissued when distributed to the executive. Unless a participant elects otherwise, deferred benefits are generally payable beginning on the March 15 following the earlier of the executive's retirement or other termination of employment or his or her 65th birthday.

     The Deferral Program is unfunded. A deferred benefit under the Program is at all times a mere contractual obligation of the Company. A participant and his beneficiaries have no right, title, or interest in the benefits deferred under the Program or any claim against them.

Benefit Restoration Plan

     The Company's Benefit Restoration Plan is intended to provide qualifying executives with benefits equivalent to those received by all other employees under the Company's basic qualified employee retirement plans. Qualifying executives are those whose annual additions and other benefits, as normally provided to all participants under those qualified plans, would be curtailed by the effect of Internal Revenue Code restrictions.

Cash Deferral Plan

     The Cash Deferral Plan, adopted by the Company on December 5, 2003 is intended to permit qualifying executives to voluntarily defer a portion of their base salary, management bonus and certain other bonuses on a tax-deferred basis, and to have such deferred amounts credited with earnings, generally using the same investment choices as are available from time to time under the Benefit Restoration Plan. Qualifying executives are those in director level and above positions.

     The Deferral Program is unfunded. A deferred benefit under the Program is at all times a mere contractual obligation of the Company. A participant and his beneficiaries have no right, title, or interest in the benefits deferred under the Program or any claim against them.

Other Compensation

     The Company's executive officers participate in the various qualified and non-qualified employee benefit plans sponsored by the Company. The Company makes only nominal use of perquisites in compensating its executive officers.

The CEO's Compensation in the Fiscal Year Ended January 30, 2004

     The Committee made no change to Mr. Tillman's annual base salary of $1,000,000 effective January 31, 2004, the start of the next fiscal year. The Committee authorized payment to Mr. Tillman of an annual bonus of $3,000,000 under the 2003 Management Bonus Program. The Committee determined Mr. Tillman's bonus solely on the basis of the Company's earnings performance versus the goals for such performance which the Committee established at the beginning of the performance period.

     Mr. Tillman was granted options for 287,000 shares of Company Stock on March 1, 2003 with an exercise price of $39.30 per share, the fair market value of the Stock on the date of the grant; 2,544 shares of the grant are incentive stock options and the remaining 284,456 shares are non-qualified stock options. The options become exercisable in thirds after one, two and three years from the date of the grant. The options expire after seven years. Mr. Tillman also received a grant on March 1, 2003 of 150,000 deferred stock units. The grant will vest 40% on the third anniversary of the grant and the remaining 60% on the fifth anniversary of the grant.

     Mr. Tillman received a Benefit Restoration Plan matching contribution of $346,000 for the fiscal year ended January 30, 2004.

     The Committee believes that the payments and stock incentives described herein were necessary to maintain the competitiveness of Mr. Tillman's compensation package in comparison to those of other chief executive officers of similarly situated companies.

                                      * * *

     The Committee believes that the Company's Executive Compensation Program has been strongly linked to the Company's performance and the enhancement of shareholder value. The Committee intends to continually evaluate the Company's compensation philosophies and plans to ensure that they are appropriately configured to align the interests of executives and shareholders and to ensure that the Company can attract, motivate and retain talented management personnel.

Paul Fulton, Chairman
Leonard L. Berry
Peter C. Browning
Dawn E. Hudson

                                  AUDIT MATTERS

Report of the Audit Committee

     This report by the Audit Committee is required by the rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.

     The Audit Committee has five members, all of whom are independent directors as defined by Section 303A.02 of the New York Stock Exchange Listed Company Manual and Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended. Each member of the Audit Committee is financially literate and qualified to review and assess financial statements. The Board of Directors has determined that Richard K. Lochridge, Robert A. Ingram, Claudine B. Malone, Stephen F. Page and O. Temple Sloan, Jr. each qualifies as an "audit committee financial expert," as such term is defined by the Securities and Exchange Commission.

     The Committee reviews the general scope of the Company's annual audit and the fees charged by the Company's independent auditors, determines duties and responsibilities of the internal auditors, reviews financial statements and accounting principles being applied, and reviews audit results and other matters relating to internal control and compliance with the Company's code of ethics.

     In carrying out its responsibilities, the Committee has:

     o reviewed and discussed the audited financial statements with management,

     o met periodically with the Company's Vice President of Internal Audit and the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting,

     o discussed with the independent auditors the matters required to be communicated to audit committees by Statement on Auditing Standards No. 61, as amended, and

     o received and discussed with the independent auditors their written report on their independence from the Company and its management, which is made under Rule 3600T of the Public Company Accounting Oversight Board, which adopts on an interim basis Independence Standards Board Standard No. 1, and has discussed with the independent auditors whether the provision of non-audit services provided by them to the Company during 2003 was compatible with that firm's independence.

     Based on the review and discussions noted above and the report of the independent auditors to the Audit Committee, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 2004.

Richard K. Lochridge (Chairman)
Robert A. Ingram
Claudine B. Malone
Stephen F. Page
O. Temple Sloan, Jr.

Fees Paid to the Independent Auditors

     The aggregate fees billed to the Company for the last two fiscal years by the Company's independent auditors, Deloitte, were:

                                                         2003           2002
                                                       --------       --------
Audit Fees (1) ...................................     $708,468       $600,000

Audit-Related Fees (2) ...........................      284,539        155,306

Tax Fees (3) .....................................      162,347        537,387

All Other Fees ...................................            0              0

---------------
(1) Audit fees consist of fees billed for professional services for the audit of the Company's consolidated financial statements included in Form 10-K, review of financial statements included in Form 10-Qs and services provided by the independent auditors in connection with the Company's statutory filings for the last two fiscal years.

(2) Audit-related fees are fees billed by the independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, and included audits of the Company's employee benefit plans, consultations in connection with Section 404 of the Sarbanes-Oxley Act of 2002 and other consultations concerning financial accounting and reporting standards.

(3) Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. Also included in this category is assistance with the Company's license renewal for its offices in China, software licensing and tax return review.

     The Audit Committee has considered whether the provision of this level of audit-related, tax and all other services is compatible with maintaining the independence of Deloitte. The Audit Committee, or the Chairman of the Audit Committee pursuant to a delegation of authority from the Committee set forth in the Committee's charter, approves the engagement of Deloitte to perform all such services before Deloitte is engaged to render them.

                                  PROPOSAL TWO
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has appointed Deloitte to serve as independent auditors for the fiscal year 2004. Deloitte has served as the Company's independent auditors since 1982 and is considered by management to be well qualified.

     Shareholder ratification of the Audit Committee's selection of Deloitte as our independent auditors is not required by the Company's Bylaws or otherwise; however, the Board of Directors is submitting the selection of Deloitte to the shareholders for ratification. If the shareholders fail to ratify the Audit Committee's selection, the Audit Committee will reconsider whether to retain Deloitte as the Company's independent auditors. In addition, even if the stockholders ratify the selection of Deloitte, the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the audit committee determines that a change is in the best interests of the Company.

     Representatives of Deloitte are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

     Our Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte as independent auditors. Proxies received by the Board of Directors will be so voted unless shareholders specify in their proxies a contrary choice.

                             ADDITIONAL INFORMATION

Solicitation of Proxies

     The cost of solicitations of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally, by telephone, by telegraph or by certain employees of the Company. The Company may reimburse brokers or other persons holding stock in their names or in the names of nominees for their expense in sending proxy materials to principals and obtaining their proxies. The Company has engaged the proxy soliciting firm of Georgeson Shareholder Communications Inc. to distribute proxy materials and solicit proxies for the Annual Meeting at an anticipated cost of $8,000 (plus handling fees).

Voting of Proxies

     Where a choice is specified with respect to any matter to come before the meeting, the shares represented by the proxy will be voted in accordance with such specifications.

     Where a choice is not so specified, the shares represented by the proxy will be voted "FOR ALL" nominees named in Proposal One and "FOR" Proposal Two as set forth in the Notice of Annual Meeting and Proxy Card.

     Management is not aware that any matters other than those specified herein will be presented for action at the meeting, but if any other matters do properly come before the meeting, the persons named as Proxies will vote upon such matters in accordance with their best judgment.

     In the election of directors, a specification to withhold authority to vote for the slate of nominees named on the proxy card will not constitute an authorization to vote for any other nominee.

Delivery of Proxy Statements

     As permitted by the Securities Exchange Act of 1934, as amended, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless such share owners have notified the Company of their desire to receive multiple copies of the proxy statement.

     The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies and/or to request multiple copies of the proxy statement in the future should be directed to our Investor Relations Department, 1000 Lowe's Boulevard, Mooresville, North Carolina 28117, (704) 758-1000.

     Shareholders residing at the same address and currently receiving multiple copies of the proxy statement may contact our Investor Relations Department, 1000 Lowe's Boulevard, Mooresville, North Carolina 28117, (704) 758-1000 to request that only a single copy of the proxy statement be mailed in the future.

                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2005 Annual Meeting must be received by the Board of Directors for consideration for inclusion in the Proxy Statement and form of proxy relating to that meeting on or before December 18, 2004. In addition, if the Company receives notice of a shareholder proposal after March 2, 2005, the persons named as Proxies in the Proxy Statement for the 2005 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2005 Annual Meeting. Proposals should be addressed to the attention of Ross W. McCanless, Senior Vice President, General Counsel and Secretary, at the Company's principal executive offices, 1000 Lowe's Boulevard, Mooresville, North Carolina 28117.

                                  ANNUAL REPORT

     The Annual Report to shareholders accompanies this Proxy Statement. The Company's report to the Securities and Exchange Commission on Form 10-K for the Fiscal Year ended January 30, 2004 is available upon written request addressed to Lowe's Companies, Inc., Investor Relations Department, 1000 Lowe's Boulevard, Mooresville, North Carolina 28117.

By order of the Board of Directors,



/s/ ROSS W. MCCANLESS
---------------------------
Ross W. McCanless
Senior Vice President,
General Counsel & Secretary

Mooresville, North Carolina
April 16, 2004

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

Purpose

     The Audit Committee (the "Committee") is established by the Board of Directors (the "Board") of Lowe's Companies, Inc. (the "Company") as an independent and objective committee of the Board. Its primary purposes are:

     o to assist the Board in monitoring (a) the integrity of the Company's financial statements, (b) the Company's legal and regulatory compliance, (c) the Company's independent auditor's qualifications and independence, (d) the performance of the Company's internal audit function and independent auditors, and (e) compliance by the Company with its established internal controls; and

     o to prepare the Audit Committee report that is required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

Composition and Procedure

     The Committee shall consist of at least three (3) directors. The members of the Committee shall qualify as "independent" under the requirements of the New York Stock Exchange (the "NYSE"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the SEC. The members of the Committee shall meet the financial literacy requirements of the NYSE, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee shall qualify as a "financial expert" (as defined by SEC rules) and have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment, and in accordance with the NYSE requirements and SEC rules.

     The members of the Committee shall be nominated by the Governance Committee of the Board and appointed by the Board in accordance with the Bylaws of the Company. The members of the Committee shall serve at the pleasure of the Board for such term or terms as the Board may determine. The Board shall designate the Chairperson of the Committee. Except as expressly provided in this Charter, the Bylaws of the Company or the Corporate Governance Guidelines of the Company, the Committee shall fix its own rules of procedure.

     The Committee shall have full and unrestricted access to all personnel, records, operations, properties and other informational sources of the Company as required to properly discharge its responsibilities. Further, the Committee is authorized to investigate any activity of the Company and all employees are directed to cooperate as requested by members of the Committee. The Committee is also authorized to retain and pay outside counsel and other advisors as it deems necessary to assist the Committee in fulfilling its responsibilities.

     The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Company's independent auditor, to any advisors employed by the Committee and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its responsibilities.

     The Committee shall meet at such times as it deems necessary, but not less frequently than quarterly, and shall meet periodically, with management, the senior internal auditing executive and the independent auditor in separate executive sessions.

     The Committee shall make regular reports to the Board and, to the extent it deems necessary or appropriate, review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the compliance by the Company with its established internal controls, the performance and independence of the Company's independent auditor or the performance of the Company's internal audit function.

Committee Authority And Responsibilities

     The Committee shall have the following authority and responsibilities:

     o To be directly and solely responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and such independent auditor must report directly to the Committee.

     o To review and reassess the adequacy of this Charter annually and submit changes to the Board for approval.

     o To review and discuss with management and the independent auditor the Company's annual audited financial statements and quarterly financial statements, including significant issues regarding accounting principles, estimates, judgments and practices, and disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in quarterly and annual reports, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     o To discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit.

     o To review and discuss with management and the independent auditor at least annually the effect of significant regulatory, legislative and accounting initiatives that may impact the financial reporting environment for the Company.

     o To discuss with management, the independent auditor and the Company's internal audit department their qualitative judgments about the acceptability and appropriateness of accounting principles and financial disclosure practices used or proposed to be adopted by the Company, particularly the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

     o To review and discuss the Company's major financial risk exposures and the steps management has taken to identify, assess, monitor, control, remediate and report such exposures.

     o To review analyses prepared by management and/or the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

     o To review significant issues regarding the Company's auditing and accounting principles and practices and financial statement presentations and any major changes as suggested by the independent auditor, internal auditors or management.

     o To consider whether the provision of permitted non-audit services is compatible with maintaining the independent auditor's independence.

     o To review the scope and general extent of the independent auditor's audit examination prior to the annual audit, taking into account the Vice President of Internal Audit's evaluation for the performance of the independent auditors, including the degree of audit coordination and overall audit coverage.

     o To review and approve the appointment, annual performance appraisal or discharge of the Vice President of Internal Audit.

     o To meet on an annual basis with the Vice President of Internal Audit to:

          o Review the Internal Audit department's scope, staffing, training/development, budget and audit schedule, including the risk assessment upon which the audit schedule was developed, as well as plans for reviews of the Company's information systems, procedures and controls;

          o Review and approve the initial audit plan and any significant subsequent changes to the plan, the results of internal audit activities, including the independence, objectivity and qualifications of the internal audit staff, and periodically review and approve the Internal Audit Department charter;

          o Review management's monitoring of compliance with the Company's Code of Ethics, including disclosures of insider and affiliated party transactions.

     o To regularly review with the independent auditor any problems or difficulties the auditor may have encountered in the course of the audit work and management's response, including:

          o The responsibilities, budget and staffing of the Company's internal audit function;

          o Any restrictions on the scope of activities or access to required information, and any significant disagreements with management;

          o Any accounting adjustments that were noted or proposed by the auditor but were not made by the Company;

          o Any communications between the audit team and the independent auditor's national office concerning material auditing or accounting issues; and

          o Any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.

     o To discuss with management, the independent auditor and the Company's internal audit department significant issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

     o To prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

     o To review with the Company's General Counsel legal matters that may have a material impact on the Company's financial statements, accounting policies, compliance with applicable laws and regulations or the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     o To pre-approve all engagements related to audit, review and attest reports required under the securities laws and all other engagements permissible under the Exchange Act, subject to such exception with respect to such other engagements as may be provided under the Exchange Act, for services to be performed for the Company by its independent auditor, including, in both cases, the fees and terms thereof.

     o To set clear policies for hiring current or former partners, principles, shareholders and employees of the independent auditor in accordance with applicable law.

     o To review a report from the independent auditor annually prior to the filing of the Form 10-K on:

          o    Critical accounting policies and practices to be used;

          o Alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

          o Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     o To establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     o To review and discuss earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP financial information, and financial information, as well as the Company's policies and procedures with respect to earnings guidance provided to analysts and rating agencies, which may consist of a discussion of the types of information to be disclosed and the type of presentation to be made and need not be done in advance.

     o At least annually, to obtain and review a report from the independent auditor describing:

          o    The firm's internal quality-control procedures;

          o Any material issues raised by the most recent internal quality-control review, or by any inquiry, review or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

          o Relationships between the independent auditor and the Company in order to assess the auditor's independence.

     o To conduct an annual evaluation of the qualification, performance and independence of the independent auditor, including a review and evaluation of the performance of the lead audit partner.

     o To ensure the regular rotation of the lead audit partner in accordance with applicable law and to consider whether there should be regular rotation of the independent audit firm.

     o To conduct an annual evaluation of the Committee's performance with the assistance of the Governance Committee of the Board.

Delegation

     The Committee may delegate to the Chairperson of the Committee, the authority to grant pre-approvals of engagements related to the audit of the Company and all other engagements permissible under the Exchange Act, with the exception of the annual audit to be performed by the independent accountant, provided that decisions of the Chairperson to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting and subject to the disclosure provisions of the Exchange Act. The Committee may, in its discretion, delegate all or a portion of its authority and responsibilities to a subcommittee of the Committee when appropriate.

Limitation of Committee's Role

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. This is the responsibility of management and the independent auditor.

--------------------------------------------------------------------------------

                          Directions to The Park Hotel

From Charlotte Douglas International Airport:

Take airport freeway to Billy Graham Parkway South. Follow Billy Graham until the road name changes to Woodlawn Road. Cross 3 intersections (Old Pineville Road, South Boulevard and Park Road). Woodlawn becomes Runnymede at the intersection of Selwyn Avenue. Continue straight on Runnymede. At the second light turn right onto Colony Road. Turn right onto Roxborough Road. Turn right onto Rexford, and The Park Hotel is on the left.

From I-85 North:

Take Billy Graham Parkway Exit #33. Follow Billy Graham until the road name changes to Woodlawn Road. Cross 3 intersections (Old Pineville Road, South Boulevard and Park Road). Woodlawn becomes Runnymede at the intersection of Selwyn Avenue. Continue straight on Runnymede. At the second light turn right onto Colony Road. Turn right onto Roxborough Road. Turn right onto Rexford, and The Park Hotel is on the left.

From I-85 South:

Take Billy Graham Parkway Exit #33. Follow Billy Graham until the road name changes to Woodlawn Road. Cross 3 intersections (Old Pineville Road, South Boulevard and Park Road). Woodlawn becomes Runnymede at the intersection of Selwyn Avenue. Continue straight on Runnymede. At the second light turn right onto Colony Road. Turn right onto Roxborough Road. Turn right onto Rexford, and The Park Hotel is on the left.

From I-77 South:

Take Exit #5, Tyvola Road and turn left at the end of the ramp. Continue on Tyvola Road. At the intersection of Park Road and Tyvola Road, cross Park Road, Tyvola becomes Fairview Road. Continue on Fairview. At Barclay Downs (Wachovia is on the left) turn left. Turn right at the light (second intersection) onto Morrison Boulevard. Turn left onto Coca-Cola Boulevard (first left). Turn right onto Rexford Road, and The Park Hotel is on the right.

--------------------------------------------------------------------------------

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                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

      COMMON STOCK                    PROXY                    COMMON STOCK

                             LOWE'S COMPANIES, INC.

                      2004 ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ross W. McCanless and Robert F. Hull, Jr. as Proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Lowe's Companies, Inc. held of record by the undersigned on April 1, 2004, at the Annual Meeting of Shareholders to be held on May 28, 2004, at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina or any adjournment thereof. The Board of Directors recommends a vote "FOR ALL" nominees named in Proposal 1 and "FOR" Proposal 2.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR ALL" nominees named in Proposal 1 and "FOR" Proposal 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET.

                          CONTINUE ON THE REVERSE SIDE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving shareholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so go to http://www.econsent.com/low and follow the instructions provided. Shareholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

You may access Lowe's Companies, Inc.'s 2003 Annual Report at www.Lowes.com/annualreport and Proxy Statement at www.Lowes.com/proxy.

PROXY AND VOTING INSTRUCTIONS
Lowe's Companies, Inc. encourages all shareholders to vote. We provide three convenient methods for voting listed below:








                Your vote is important. Please vote immediately.

 ----------------------------------         -----------------------------------
|   Vote-by-Internet    [GRAPHIC   |       |  Vote-by-Telephone   [GRAPHIC     |
|                        OMITTED]  |   OR  |                       OMITTED]    |
|---------------------------------          -----------------------------------
| Log on to the Internet and go    |       | Call toll-free                    |
| to http://www.eproxyvote.com/low |       | 1-877-PRX-VOTE (1-877-779-8683)   |
 ----------------------------------         -----------------------------------

  If you vote over the Internet or by telephone, please do not mail your card.

 --------------  Complete, sign, date and return the Proxy Card
| Vote by Mail |    attached below in the enclosed envelope.
 --------------

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                                                                            XXXX
[X]  Please mark
     votes as in
     this example.


 ------------------------------------------      ------------------------------------------
| The Board of Directors recommends a vote |    | The Board of Directors recommends a vote |
| "FOR ALL" nominees named in Proposal 1.  |    | "FOR" Proposal 2.                        |
 ------------------------------------------      ------------------------------------------
1. Election of Directors.
   Nominees: (01) Leonard L. Berry, (02) Paul
   Fulton, (03) Dawn E. Hudson, (04) Marshall                                                   FOR  AGAINST  ABSTAIN
   O. Larsen, (05) Robert A. Niblock,             2. Ratification of Appointment of Deloitte &  [ ]    [ ]      [ ]
   (06) Stephen F. Page, (07) O. Temple Sloan,       Touche LLP as the Company's Independent
   Jr., (08) Robert L. Tillman.                      Auditors for the 2004 Fiscal Year.

          FOR ALL   [ ]       [ ] WITHHELD           In their discretion, the Proxies are authorized to vote upon
          NOMINEES                FROM ALL           such other business as may properly come before the meeting.
                                  NOMINEES


   [ ] ----------------------------------------
       For all nominees except as written above          MARK HERE FOR            MARK HERE IF YOU
                                                      ADDRESS CHANGE AND  [ ]    PLAN TO ATTEND THE  [ ]
                                                         NOTE AT LEFT                 MEETING


                                                     Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor,
                                                     administrator, trustee, or guardian, please give full title as such, and where more than one name appears, each should sign.
                                                     If a corporation, this signature should be that of an authorized officer who should state his or her title.





Signature                         Date:               Signature                         Date:
         ------------------------      -------------           ------------------------      -------------

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

--------------------------------------------------------------------------------
























                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

      401(k) STOCK                    PROXY                    401(k) STOCK

                             LOWE'S COMPANIES, INC.

                      2004 ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE OF THE LOWE'S 401(k) PLAN ("401(k)")

As a participant in the 401(k), I direct State Street Bank and Trust Company, Trustee of the 401(k), to vote the shares of Lowe's Companies, Inc. Common Stock allocated to my 401(k) account at the Annual Meeting of Shareholders to be held on May 28, 2004, at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, and at any adjournment thereof, in accordance with the direction on the reverse side. Any allocated shares for which no instructions are timely received will be voted by the Trustee in the manner directed by a 401(k) fiduciary committee. The Board of Directors recommends a vote "FOR ALL" nominees named in Proposal 1 and "FOR" Proposal 2.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR ALL" nominees named in Proposal 1 and "FOR" Proposal 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET.

                          CONTINUE ON THE REVERSE SIDE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving shareholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so go to http://www.econsent.com/low and follow the instructions provided. Shareholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

You may access Lowe's Companies, Inc.'s 2003 Annual Report at www.Lowes.com/annualreport and Proxy Statement at www.Lowes.com/proxy.

PROXY AND VOTING INSTRUCTIONS
Lowe's Companies, Inc. encourages all shareholders to vote. We provide three convenient methods for voting listed below:








                Your vote is important. Please vote immediately.

 ----------------------------------         -----------------------------------
|   Vote-by-Internet    [GRAPHIC   |       |  Vote-by-Telephone   [GRAPHIC     |
|                        OMITTED]  |   OR  |                       OMITTED]    |
|---------------------------------          -----------------------------------
| Log on to the Internet and go    |       | Call toll-free                    |
| to http://www.eproxyvote.com/low |       | 1-877-PRX-VOTE (1-877-779-8683)   |
 ----------------------------------         -----------------------------------

  If you vote over the Internet or by telephone, please do not mail your card.

 --------------  Complete, sign, date and return the Proxy Card
| Vote by Mail |    attached below in the enclosed envelope.
 --------------

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                                                                            XXXX
[X]  Please mark
     votes as in
     this example.


 ------------------------------------------      ------------------------------------------
| The Board of Directors recommends a vote |    | The Board of Directors recommends a vote |
| "FOR ALL" nominees named in Proposal 1.  |    | "FOR" Proposal 2.                        |
 ------------------------------------------      ------------------------------------------
1. Election of Directors.
   Nominees: (01) Leonard L. Berry, (02) Paul
   Fulton, (03) Dawn E. Hudson, (04) Marshall                                                   FOR  AGAINST  ABSTAIN
   O. Larsen, (05) Robert A. Niblock,             2. Ratification of Appointment of Deloitte &  [ ]    [ ]      [ ]
   (06) Stephen F. Page, (07) O. Temple Sloan,       Touche LLP as the Company's Independent
   Jr., (08) Robert L. Tillman.                      Auditors for the 2004 Fiscal Year.

          FOR ALL   [ ]       [ ] WITHHELD           In their discretion, the Proxies are authorized to vote upon
          NOMINEES                FROM ALL           such other business as may properly come before the meeting.
                                  NOMINEES


   [ ] ----------------------------------------
       For all nominees except as written above

                                                     Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor,
                                                     administrator, trustee, or guardian, please give full title as such, and where more than one name appears, each should sign.
                                                     If a corporation, this signature should be that of an authorized officer who should state his or her title.





Signature                         Date:               Signature                         Date:
         ------------------------      -------------           ------------------------      -------------

--------------------------------------------------------------------------------